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                                                                  Exhibit 10.19


                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT (this "Agreement") is dated as of August 6, 1999, by and among Bentley Systems, Incorporated, a Delaware Corporation ("Bentley" or the "Secured Party"), and [_______________] (the "Pledgor").

                                   BACKGROUND

                  The Pledgor is acquiring [_______] shares of Class A common stock of Bentley on the date hereof (the "Common Stock").

                  The Pledgor has delivered to the Secured Party a promissory note, dated August 6, 1999 (the "Note"), as consideration for the purchase of the Common Stock, which evidences a principal amount due to the Secured Party of $[_______].

                  To secure its obligations under the Note, the Secured Party requires that it be granted a security interest in the Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         1. Pledge of Stock. As collateral security for the payment of the amounts required to be paid by the Pledgor under the Note, the Pledgor hereby pledges and grants to the Secured Party a security interest in the Common Stock, and all dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any of such Common Stock, and all proceeds of any of the foregoing (collectively, the "Pledged Collateral").

         2. Security for Obligation. The security interest granted by this Agreement secures the payment by the Pledgor of its payment obligation under the Note (such payment obligation is hereinafter referred to as the "Obligation").

         3. Delivery of Pledged Collateral. All instruments representing or evidencing the Pledged Collateral shall be held by the Secured Party. Pledgor shall furnish Secured Party with duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. After the occurrence of an Event of Default (as hereinafter defined), the Secured Party shall have the right, at any time in its discretion without further notice to the Pledgor, to transfer to or to register in the name of the Secured Party or its nominees any or all of the Pledged Collateral, in accordance with Section 12 hereof.

         4. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that the Secured Party may reasonably request, in order to
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perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral, including, without limitation, delivering to Secured Party certificates evidencing the Pledged Collateral not already in Secured Party's possession and preparing, executing and filing financing statements on Form UCC-1 in the appropriate governmental offices.

         5. Warranty of Title; Authority. The Pledgor hereby represents and warrants that:

                  (a) it has good and marketable title to the property now constituting the Pledged Collateral, and will have good title to any property subsequently constituting the Pledged Collateral pursuant to the terms hereof, in each case free and clear of any liens, claims, security interests, and other encumbrances; and

                  (b) it has full capacity and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Pledged Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Pledged Collateral hereunder does not contravene any law, rule or regulation or any provision of any judgment, decree or order of any tribunal or of any agreement or instrument to which it is a party or by which it or any of its property is bound or affected or constitute a default thereunder.

         6. Consensual Rights.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i)      the Pledgor shall be entitled to exercise
any and all of its consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that it shall give the Secured Party at least thirty 30 days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which would have a material adverse effect on the value of the Pledged Collateral; and, provided, further, that it shall not exercise or refrain from exercising any such right if the Secured Party advises him that, in the Secured Party's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and

                           (ii)     the Secured Party shall execute and deliver
(or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling him to exercise the voting and other rights which he is entitled to exercise pursuant to paragraph (i) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 6(a)(i) hereof shall cease and the Secured


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Party shall thereupon have the sole right to exercise such consensual rights.

         7. Transfers and Liens. The Pledgor will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except that the Pledgor may sell or otherwise dispose of all or a portion of the Pledged Collateral provided that all or an equal portion of the outstanding principal amount of the Note is immediately prepaid from the proceeds of such sale or disposition.

         8. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. In its capacity as such attorney-in-fact, the Secured Party shall not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable.

         9. Secured Party May Perform. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor in accordance with Section 13(b) hereof.

         10. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall not have any duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral, except as provided under Section 12 hereof.

         11.  Default.  "Event of Default" means:

                  (a) a default in payment of the amounts due and payable under the Note;

                  (b) any failure by the Pledgor to perform any of his obligations under this Agreement or any other agreement, instrument, or document evidencing or securing the Obligation;

                  (c) a filing of a voluntary by or involuntary petition of bankruptcy against the Pledgor and/or insolvency (however such insolvency may be evidenced) of the Pledgor; and

                  (d) any breach of any representation or warranty made by the Pledgor in connection with the transactions contemplated by this Agreement or any other agreement,


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instrument, or document evidencing or securing the Obligation.

         12. Events of Default; Remedies. (a) If an Event of Default shall occur and be continuing, then the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Secured Party, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania (the "Code"), including, without limitation, retaining ownership of the Pledged Collateral or transferring the Pledged Collateral in accordance with the Code and other applicable laws and agreements.

                  (b) The Pledgor agrees that at least fifteen days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall be given and shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) The Secured Party shall be authorized at any sale (if Secured Party deems it advisable to do so) which is subject to the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "1933 Act"), or any state "Blue Sky" laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the 1933 Act, and to otherwise conduct such sale such that the registration of the offer and sale of the Pledged Collateral will not be required under the 1933 Act or any state "Blue Sky" laws. The Secured Party may take all such further acts as the Secured Party may reasonably deem necessary for compliance with any provision of law, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, depreciate prices that might otherwise be obtained for the Pledged Collateral being sold or otherwise restrict the net proceeds available from the sale thereof. Upon consummation of any such sale, the Secured Party shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the extent permitted by law, all rights of stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (d) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any collection from, or other realization upon all or any part of the Pledged Collateral in the discretion of the Secured Party, may be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 13 hereof) in whole or in part by the Secured Party against, all or any part of the Obligation in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of the Obligation shall be paid over to the Pledgor as its interest may appear


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or as a court of competent jurisdiction may direct.

         13. Indemnity and Expenses.

                  (a) The Pledgor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's bad faith, willful misconduct or gross negligence.

                  (b) Upon the occurrence and during the continuance of an Event of Default, the Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration and enforcement of this Agreement, (ii) the custody or preservation of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         14. Amendments, Indulgences, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of the Secured Party in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

         15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been given when delivered, if hand-delivered or sent by nationally recognized overnight carrier, or when mailed, if sent by certified mail, return receipt requested and postage prepaid, to the following address:

                           If to the Secured Party:

                           Bentley Systems, Incorporated
                           690 Pennsylvania Drive
                           Exton, PA 19341

                           If to the Pledgor:

                           [_____________________]
                           [_____________________]
                           [_____________________]
                           [_____________________]


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All notices, offers, acceptances and other communications shall be deemed to have been sent, delivered and received and shall be legally effective for all purposes as of the time when they are mailed by certified mail, return receipt requested, or a nationally recognized express or overnight delivery or a hand-delivery to the person to whom such communication is directed.

         16. Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Collateral and shall be binding upon the Pledgor, and its respective heirs, representatives, successors and assigns and inure to the benefit of the Secured Party and the Secured Party's legal representatives, successors, transferees and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment of the Obligation and no security taken hereafter as security for payment or performance of the Obligation shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security. Any of the Pledged Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Collateral not expressly released.

         17. Discharge of the Pledgor. At such time as all of the principal and interest on the Note shall have been fully paid and performed, then all rights and interests in such Pledged Collateral as shall not have been transferred or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by the Secured Party shall forthwith be transferred and delivered to the Pledgor, and the right, title and interest of the Secured Party therein shall cease and the Secured Party shall (i) return to the Pledgor all certificates or other documents or instruments in the possession of Secured Party for purposes of the perfection of the security interest granted hereunder and (ii) if necessary and appropriate, prepare, execute and file with the appropriate governmental authorities termination statements on Form UCC-3.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law. Unless otherwise defined herein, terms defined in the Code as in effect on the date hereof are used herein as therein defined as of such date.

         19. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         20. Severability. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be altered or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

                            [signature page follows]


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                  IN WITNESS WHEREOF, the parties hereto, intending to be
legally bound, have executed this Agreement, or caused this Agreement to be executed by a duly authorized representative, as of the date first above written.

                                    PLEDGOR:

                                    ----------------------------------------
                                    Name: [_____________]

                                    SECURED PARTY:

                                    BENTLEY SYSTEMS, INCORPORATED

                                    By:   /s/ David G. Nation
                                    ----------------------------------------
                                    Name: David G. Nation
                                    Title: Senior Vice President



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

                       Schedule of Stock Pledge Agreements

         The following schedule identifies the individuals that are a party to a Stock Pledge Agreement, dated August 6, 1999, with Bentley Systems, Incorporated. It also identifies the debt owed and the shares of Class A common stock pledged pursuant to such Stock Pledge Agreement.

                                                                  Class A common
Name :                                  Indebtedness              stock pledged
------                                  ------------              --------------
Barry J. Bentley                        $1,142,221                222,222

Gregory S. Bentley                      $1,142,225                222,223

Keith A. Bentley                        $1,142,221                222,222

Raymond B. Bentley                      $  571,111                111,111

Richard P. Bentley                      $  571,111                111,111

David G. Nation                         $  571,111                111,111



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